+ Fiscal 2024 Q2 Earnings Outlook May 7, 2024 Exhibit 99.2

This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, the future sales, gross margins, costs, earnings, cash flows, tax rates and performance of the Company. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "will," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: Global economic and financial market conditions beyond our control might materially and negatively impact us. Competition in our product categories might hinder our ability to execute our business strategy, achieve profitability, or maintain relationships with existing customers. Changes in the retail environment and consumer preferences could adversely affect our business, financial condition and results of operations. We must successfully manage the demand, supply, and operational challenges brought on by any disease outbreak, including epidemics, pandemics, or similar widespread public health concerns. Loss or impairment of the reputation of our Company or our leading brands or failure of our marketing plans could have an adverse effect on our business. Loss of any of our principal customers could significantly decrease our sales and profitability. Our ability to meet our growth targets depends on successful product, marketing and operations innovation and successful responses to competitive innovation and changing consumer habits. We are subject to risks related to our international operations, including currency fluctuations, which could adversely affect our results of operations. If we fail to protect our intellectual property rights, competitors may manufacture and market similar products, which could adversely affect our market share and results of operations. Changes in production costs, including raw material prices and transportation costs, from inflation or otherwise, have adversely affected, and in the future could erode, our profit margins and negatively impact operating results. Our reliance on certain significant suppliers subjects us to numerous risks, including possible interruptions in supply, which could adversely affect our business. Our business is vulnerable to the availability of raw materials, our ability to forecast customer demand and our ability to manage production capacity. The manufacturing facilities, supply channels or other business operations of the Company and our suppliers may be subject to disruption from events beyond our control. The Company's future results may be affected by its operational execution, including its ability to achieve cost savings as a result of any current or future restructuring events. If our goodwill and indefinite-lived intangible assets become impaired, we will be required to record impairment charges, which may be significant. A failure of a key information technology system could adversely impact our ability to conduct business. We rely significantly on information technology and any inadequacy, interruption, theft or loss of data, malicious attack, integration failure, failure to maintain the security, confidentiality or privacy of sensitive data residing on our systems or other security failure of that technology could harm our ability to effectively operate our business and damage the reputation of our brands. We have significant debt obligations that could adversely affect our business and our ability to meet our obligations. If we pursue strategic acquisitions, divestitures or joint ventures, we might experience operating difficulties, dilution, and other consequences that may harm our business, financial condition, and operating results, and we may not be able to successfully consummate favorable transactions or successfully integrate acquired businesses. Our business involves the potential for product liability claims, labeling claims, commercial claims and other legal claims against us, which could affect our results of operations and financial condition and result in product recalls or withdrawals. Our business is subject to increasing government regulations in both the U.S. and abroad that could impose material costs. Increased focus by governmental and non-governmental organizations, customers, consumers and shareholders on environmental, social and governance (ESG) issues, including those related to sustainability and climate change, may have an adverse effect on our business, financial condition and results of operations and damage our reputation. We are subject to environmental laws and regulations that may expose us to significant liabilities and have a material adverse effect on our results of operations and financial condition. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in our publicly filed documents, including those described under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on November 14, 2023. Forward-Looking Statements

Non-GAAP Financial Measures The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non- GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period, and are used for management incentive compensation. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as restructuring and related costs, acquisition and integration costs, the Loss/(gain) on extinguishment of debt and the December 2023 Argentina Economic Reform. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations as well as other Company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in methods and in the items being adjusted. We provide the following non-GAAP measures and calculations, as well as the corresponding reconciliation to the closest GAAP measure in the following supplemental schedules: •Organic. This is the non-GAAP financial measurement of the change in revenue or segment profit that excludes or otherwise adjusts for the change in Argentina operations and impact of currency from the changes in foreign currency exchange rates as defined below: •Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. •Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes gains/(losses) of currency hedging programs, and it excludes hyper-inflationary markets. •Adjusted Comparisons. Detail for adjusted gross profit and adjusted gross margin are also supplemental non-GAAP measure disclosures. These measures exclude the impact of restructuring and related costs and acquisition and integration costs. •Segment Profit. This amount represents the operations of our two reportable segments including allocations for shared support functions. General corporate and other expenses, amortization expense, interest expense, loss/(gain) on extinguishment of debt, other items, net, restructuring and related costs and acquisition and integration costs have all been excluded from segment profit. •Free Cash Flow. Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. •Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of restructuring and related costs, the costs related to acquisition and integration, the loss/(gain) on extinguishment of debt and the December 2023 Argentina Economic Reform. •EBITDA and Adjusted EBITDA. EBITDA is defined as net earnings before income tax provision, interest, the loss/(gain) on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to restructuring, acquisition and integration costs, the costs of exiting the Russian market, gain on capital lease termination, the costs of the May 2022 Brazilian flood, an acquisition earn out, the settlement loss on US pension annuity buy out, the December 2023 Argentina Economic Reform and share based payments. •Net Debt. Net Debt is defined as total Company debt, less cash and cash equivalents. Net leverage is defined as Net debt divided by Adjusted EBITDA for the last twelve month period (LTM).

+ Financial Results Second Quarter 2024

METRIC Second Quarter 2024 Adjusted EPS* Adjusted Gross Margin* Adjusted EBITDA was $142.5 million(3), or 21.5% of net sales Adjusted gross margin was 40.5%(1), up 260 basis points from the prior year All comparisons are to Fiscal 2023 comparable reported results. * See non-GAAP reconciliations in the Appendix. Adjusted EBITDA* Adjusted EPS of $0.72(2), up 12.5% from the prior year Key Metrics – Second Quarter 2024 Net Sales* Net sales on a reported basis of $663.3 million, down 3.0% • Organic net sales decline of 2.7% • Auto net sales +2.3% reported, +2.4% organic (1) GAAP gross margin of 38.2% (2) GAAP EPS of $0.45 (3) GAAP net earnings of $32.4 million Debt Paydown Second quarter debt paydown of $63 million • Year to date paydown of $141 million 5

+ Strategic Priorities

7 We have made significant progress over the last seven quarters  Expanded Adjusted Gross Margins by 260 basis points in the quarter  Segment Profit improvement of 90 basis points across Batteries & Lights & 200 basis points across Auto Care in the first six months of FY'24 compared to prior year period  Continued progress and remain on track to deliver over 40% in FY’24 ADJUSTED GROSS MARGIN* FREE CASH FLOW* BALANCE SHEET Rebuilding profitability and generating top-tier free cash flow enable shareholder value creation through debt paydown while strengthening the balance sheet  Nearly $600 million of Free Cash Flow generated in the prior seven quarters  Generated 11.8% Free Cash Flow as a percent of sales in the first 6 months  Expected to consistently deliver 10 – 12% of Net Sales over the long term  Paid down $425 million of debt since Q4 FY’22  Reduced Leverage* by nearly a full turn over the previous seven quarters  Below 5.0x’s Net Leverage expected in FY’24, with ~half turn annual reduction expected thereafter *See non-GAAP reconciliations in the Appendix.

$200 $200 $796 $645 $220 $158 $158 $717 $121 $151 $425 $62 Q3'22 Ending Cash (+) Operating Cash Flows (-) Capex (-) Dividends (-) Debt Repayment (-) Other Q2'24 Ending Cash Strong free cash flow and debt paydown over the past seven quarters Q3 FY 2022 (Ended June 2022) Q2 FY 2024 (Ended March 2024) Last 7 Quarters LTM FCF % * LTM FCF % * Net Leverage Net Leverage 6.1x -0.9% 5.2x 10.7% ($ in millions) * See non-GAAP reconciliations in the Appendix. 8 $425 million of debt paydown since Q4 FY’22

+ Battery Category

Source: Nielsen Global Track World Monthly and Profitero Amazon US, UK, FR, Rolling 3 Month periods through Feb 2024 -8% -6% -4% -2% 0% 2% 4% 6% FEB 2023 MAR 2023 APR 2023 MAY 2023 JUN 2023 JUL 2023 AUG 2023 SEP 2023 OCT 2023 NOV 2023 DEC 2023 JAN 2024 FEB 2024 Value % Chg vs YA Volume % Chg vs YA 10 Battery Category Volume & Value – Rolling 3 Months Global Battery volume recovery continues into Fiscal 2024

11 Private Label Battery share is below Total Store and declining 0.8 0.2 1.9 -0.4 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 Private Label Value Share Change Total US MULC Total Store Batteries Source: US: Circana (IRI) Multi-Outlet + Convenience weeks ending 3/31/24

+ Auto Care

$521.3 $618.7 $622.8 $614.8 $624.2 15.2% 15.9% 7.5% 12.2% 13.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $350.0 $400.0 $450.0 $500.0 $550.0 $600.0 $650.0 $700.0 FY'20 FY'21 FY'22 FY'23 LTM Q2 FY'24 Auto Net Sales & Segment Profit % Net Sales ($ in millions) Segment Profit %* We have made significant progress restoring the profitability of the auto business while growing topline 13 Auto Segment Profit of 16.8% of Net Sales in Fiscal ‘24 year to date * See non-GAAP reconciliations in the Appendix.

+ Outlook Q2 FY2024

Key Metrics – Maintaining Fiscal 2024 Outlook METRIC Fiscal 2024 Outlook All comparisons are to Fiscal 2023 comparable reported results. * See non-GAAP reconciliations in the Appendix. Organic net sales projected flat to down low single digits • Q3 organic net sales projected to increase by approximately 1%Net Sales Adjusted Gross Margin* $3.10 to $3.30 • Q3 Adjusted EPS of $0.62 - $0.68, an increase of 20% at the midpoint of the range Free Cash Flow expected to be in excess of 10% of net sales Reduce Net Leverage to below 5.0x • Targeted debt pay down of $150 - $200 million 15 Free Cash Flow & Net Leverage Adjusted EPS* Adjusted EBITDA* $600 - $620 million • Savings from Project Momentum initiatives and lower input cost are expected to offset decline in net sales Adjusted gross margin of over 100 basis point consolidated improvement, with improvement expected in both Battery and Auto Care • Q3 improvement of roughly 150 basis points versus prior year

Appendix Materials: Non-GAAP Reconciliations 16

Non-GAAP Reconciliation: Consolidated Net Sales (in millions) Organic. This is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the change in Argentina operations and impact of currency from the changes in foreign currency exchange rates as defined below: • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. • Impact of Currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes gains/(losses) of currency hedging programs, and it excludes hyper-inflationary markets. 17

Non-GAAP Reconciliation: Auto Care Net Sales (in millions) Organic. This is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the change in Argentina operations and impact of currency from the changes in foreign currency exchange rates as defined below: • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. • Impact of Currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes gains/(losses) of currency hedging programs, and it excludes hyper-inflationary markets. 18

Non-GAAP Reconciliation: Adjusted Gross Margin (in millions) Adjusted gross margin as a percent of sales excludes any charges related to restructuring programs. 19

Non-GAAP Reconciliation: Adjusted Earnings Per Share (in millions, except per share data) Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of restructuring and related costs, the costs related to acquisition and integration, the loss/(gain) on extinguishment of debt and the December 2023 Argentina Economic Reform. The effective tax rate for the Adjusted Net earnings and Adjusted Diluted EPS for the quarters ended March 31, 2024 and 2023 was 23.3% and 20.9%, respectively. 20

Non-GAAP Reconciliation: Free Cash Flow (in millions) Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. 21

Non-GAAP Reconciliation: Adjusted EBITDA - March 31, 2024 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to restructuring, acquisition and integration costs, the settlement loss on US pension annuity buy out, the December 2023 Argentina Economic Reform and share based payments. 22

Non-GAAP Reconciliation: Adjusted EBITDA - June 30, 2022 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of acquisition and integration costs, the costs of exiting the Russian market, Gain on capital lease termination, the loss from the May 2022 Brazil flood damage, an acquisition earn out and share based payments. 23

Non-GAAP Reconciliation: Net Debt and Net Leverage (in millions) Net Debt is defined as total Company debt, less cash and cash equivalents. Net leverage is Net debt divided by the last twelve months Adjusted EBITDA. LTM is the last twelve months for June 30, 2022 and March 31, 2024, respectively. 24

Non-GAAP Reconciliation: Segment Profit (in millions) 25 Operations for Energizer are managed via two product segments: Batteries & Lights and Auto Care. Energizer’s operating model includes a combination of standalone and shared business functions between the product segments, varying by country and region of the world. Shared functions include the sales and marketing functions, as well as human resources, IT and finance shared service costs. Energizer applies a fully allocated cost basis, in which shared business functions are allocated between segments. Such allocations are estimates, and may not represent the costs of such services if performed on a standalone basis. Segment sales and profitability, as well as the reconciliation to earnings before income taxes for the periods presented below. The related footnotes are explained on the following slide.

Non-GAAP Reconciliation: Segment Profit continued (in millions) 26

Non-GAAP Reconciliation: FY 2024 Outlook (in millions – except per share data) 27